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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 5, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02.  Results of Operations and Financial Condition

The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 7, 2024, indie Semiconductor, Inc. (“indie”) issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release is attached as Exhibit 99.1.

A conference call with simultaneous webcast to discuss the financial results for the third quarter ended September 30, 2024 will be held today, November 7, 2024 at 5:00 p.m. Eastern Time. After the live webcast of the conference call, an audio replay will remain available until November 21, 2024 in the Investor Relations section of indie's website at www.indiesemi.com.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in Item 5.02 of the Current Report on Form 8-K filed on June 20, 2024, as amended on July 3, 2024 (the “Prior Form 8-K”) by indie, on June 20, 2024, Thomas Schiller, indie’s Chief Financial Officer and Executive Vice President of Strategy, began a medical leave of absence, and Kanwardev Raja Singh Bal was appointed as indie’s acting Chief Financial Officer and principal financial officer.

On November 5, 2024, the Board of Directors of indie appointed Mr. Bal to serve as Chief Financial Officer and Executive Vice President and principal financial officer on a permanent basis, effective November 7, 2024. Mr. Bal also will continue to serve as indie’s Chief Accounting Officer and principal accounting officer. Mr. Schiller is recuperating and will continue with indie in a strategic advisory role upon his return. indie wishes to thank Mr. Schiller for his service during his tenure as Chief Financial Officer and Executive Vice President of Strategy.

Biographical and compensatory information about Mr. Bal is included in Item 5.02 of the Prior Form 8-K and is incorporated herein by reference.

Mr. Bal has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and there is no arrangement or understanding between Mr. Bal and any other person, pursuant to which Mr. Bal was selected as Chief Financial Officer and principal financial officer that would require disclosure under Item 401(b) of Regulation S-K. Mr. Bal neither is a party to, nor does he have any direct or indirect material interest in, any transaction with indie that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of the Registrant dated November 7, 2024 announcing its results of operations for the third quarter ended September 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

November 7, 2024	By:	/s/ Kanwardev Raja Singh Bal
		Name:	Kanwardev Raja Singh Bal
		Title:	Chief Financial Officer, Executive Vice President & Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)
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